Benefit Plans	12 Months Ended
Dec. 31, 2014
Benefit Plans

Note 15. Benefit Plans

The Company provides its employees with a profit sharing and savings plan, which allows employees to direct a percentage of their compensation into a tax deferred retirement account, subject to statutory limitations. To encourage participation, the Company provides a 50 percent matching contribution for up to 6 percent of each participant’s compensation, plus discretionary non-matching contributions. Employees are eligible after one year of service. For 2014, 2013 and 2012, the Company’s contributions were $485,251, $511,984 and $778,724, respectively.

Deferred Compensation Plans

The Company provides a deferred compensation plan covering its directors. Participants in the deferred compensation plan can defer a portion of their compensation for payment after attaining age 70. Life insurance contracts have been purchased which may be used to fund payments under the plan. Net expenses related to this plan were $174,509, $157,017 and $26,862 for the plan years ended December 31, 2014, 2013 and 2012, respectively.

The Company has also entered into deferred compensation arrangements with certain officers that provide for payments to such officers or their survivors after retirement. Life insurance policies have been purchased that may be used to fund payments under these arrangements. The obligations of the Company under both the directors and officers deferred compensation arrangements are expensed on a systematic basis over the remaining expected service period of the individual directors and officers. Net expenses related to this plan were $514,635, $804,755 and $882,904 for the plan years ended December 31, 2014, 2013 and 2012, respectively.